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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  MAY 12, 1998


                                  MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)



          VIRGINIA                      1-12997                 54-10005888
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)



                    1356 BEVERLY ROAD, MCLEAN, VIRGINIA 22101
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (703) 734-4200














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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 12, 1998, MAXIMUS, Inc. ("MAXIMUS") completed its acquisition of David M. Griffith & Associates, Ltd. ("Griffith"). The acquisition was structured as a merger (the "Merger") of a wholly owned subsidiary of MAXIMUS with and into Griffith pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 9, 1998. The Merger was a tax-free reorganization and is being accounted for as a pooling of interests.

         As consideration for the Merger, the stockholders of Griffith received
5.198 shares of common stock, no par value, of MAXIMUS (the "MAXIMUS Common Stock") in exchange for each of their shares of common stock, $.10 par value, of Griffith. Cash is payable in lieu of any fractional shares of MAXIMUS Common Stock otherwise issuable in the Merger for a price equal to the fraction times $25.25.

         The number of shares of MAXIMUS Common Stock delivered as the merger consideration was determined through arms-length negotiation between the parties. There was no material relationship between Griffith or its stockholders and MAXIMUS or any of its affiliates, directors or officers, or any associate of a MAXIMUS director or officer.

         The assets acquired in the Merger were used by Griffith in the business of providing consulting services, primarily for state and local governments, throughout the United States and Puerto Rico. Griffith's services include cost allocation, executive search, revenue maximization, health and human services management, human resources consulting, fleet management, housing and environmental consulting, child support collections, organizational and productivity studies, university research rate negotiations, disaster management, franchise fee and information system studies. MAXIMUS intends that Griffith, as a wholly owned subsidiary of MAXIMUS, will operate in the same business.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The financial statements and accountants' report required to be filed under this item were previously filed with the Securities and Exchange Commission at pages F-21 to F-31 of MAXIMUS's Registration Statement on Form S-4 (File No. 333-49305), declared effective on April 10, 1998 and incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required to be filed under this item was previously filed with the Securities and Exchange Commission at pages 64 to 69 of MAXIMUS's Registration Statement on Form S-4 (File No. 333-49305), declared effective on April 10, 1998 and incorporated herein by reference.




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         (c)      Exhibits:

          2 Agreement and Plan of Merger dated March 9, 1998, by and between MAXIMUS, Inc., Maximus Acquisition Corp., and David M. Griffith and Associates, Ltd, previously filed as Appendix A to MAXIMUS's Registration Statement on Form S-4 (File No. 333-49305), declared effective on April 10, 1998 and incorporated herein by reference. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger are omitted. A list of such schedules appears in the table of contents to the Agreement and Plan of Merger. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request.

       23.1 Consent of Grant Thornton LLP, independent auditors. Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MAXIMUS, INC.



Date: May 27, 1998                   By: /s/ David V. Mastran
                                         ---------------------------------
                                         David V. Mastran
                                         President





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                                  EXHIBIT INDEX


EXHIBIT
  NO.          DESCRIPTION
-------        -----------

    2 Agreement and Plan of Merger dated March 9, 1998, by and between MAXIMUS, Inc., Maximus Acquisition Corp., and David M. Griffith and Associates, Ltd, previously filed as Appendix A to MAXIMUS's Registration Statement on Form S-4 (File No. 333-49305), declared on effective April 10, 1998 and incorporated herein by reference. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger are omitted. A list of such schedules appears in the table of contents to the Agreement and Plan of Merger. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request.

 23.1 Consent of Grant Thornton LLP, independent auditors. Filed herewith.




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